                                                                [EXECUTION COPY]

                                JOINDER AGREEMENT

      This JOINDER AGREEMENT (this "Joinder"), dated as of August 31, 1999, by B.W. ELLIOTT MANUFACTURING CO., LLC, a limited liability company organized under the laws of the State of New York, HUDSON LOCK, LLC, a limited liability company organized under the laws of the State of Delaware, ESP LOCK PRODUCTS, LLC, a limited liability company organized under the laws of the State of Delaware, GITS MANUFACTURING COMPANY, LLC, a limited liability company organized under the laws of the State of Delaware, MARINE INDUSTRIES COMPANY, LLC, a limited liability company organized under the laws of the State of Delaware, and TURNER ELECTRIC, LLC, a limited liability company organized under the laws of the State of Delaware (each a "Joining Party" and, collectively, the "Joining Parties"), is delivered to SOCIETE GENERALE, as Agent (the "Agent") for the Lenders referred to below, pursuant to the Credit Agreement, dated as of January 19, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among KEY COMPONENTS, LLC, as Borrower, each of the Subsidiaries of the Borrower identified as Guarantors in the Credit Agreement (the "Guarantors"), the various financial institutions from time to time party thereto (the "Lenders") and the Agent. Terms used herein but not defined herein shall have the meanings provided for in the Credit Agreement unless otherwise specified.

      Each Joining Party has been created by the Borrower, and as such each Joining Party is required, pursuant to Section 7.1.8 of the Credit Agreement, to become a Guarantor and an Obligor under the Credit Agreement and, accordingly, agrees as follows:

            1. By this Joinder, such Joining Party becomes a Guarantor and an Obligor under the Credit Agreement for all purposes under the Credit Agreement.

            2. By this Joinder, such Joining Party becomes a Grantor (as such term is defined in the Security Agreement defined below) under the Amended and Restated Guarantor Security Agreement, dated as of January 19, 1999 (the "Security Agreement"), for all purposes under the Security Agreement.

      IN WITNESS WHEREOF, each Joining Party has caused this Joinder to be duly executed as of the date first above written.

                                        JOINING PARTIES

                                        B.W. ELLIOTT MANUFACTURING CO., LLC

                                        By: /s/ Alan L. Rivera
                                           -------------------------------------
                                           Name:  Alan L. Rivera
                                           Title: Assistant Secretary


                                        HUDSON LOCK, LLC

                                        By: /s/ Alan L. Rivera
                                           -------------------------------------
                                           Name:  Alan L. Rivera
                                           Title: Assistant Secretary


                                        ESP LOCK PRODUCTS, LLC

                                        By: /s/ Alan L. Rivera
                                           -------------------------------------
                                           Name:  Alan L. Rivera
                                           Title: Assistant Secretary


                                        GITS MANUFACTURING COMPANY, LLC

                                        By: /s/ Alan L. Rivera
                                           -------------------------------------
                                           Name:  Alan L. Rivera
                                           Title: Assistant Secretary

                                        TURNER ELECTRIC, LLC

                                        By: /s/ Alan L. Rivera
                                           -------------------------------------
                                           Name:  Alan L. Rivera
                                           Title: Assistant Secretary

Accepted and Acknowledged by:


SOCIETE GENERALE,
  as Agent for the Lenders

By:________________________________
   Name:
   Title:

                                        TURNER ELECTRIC, LLC

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Accepted and Acknowledged by:


SOCIETE GENERALE,
  as Agent for the Lenders

By: /s/ Steven J. Pischel
   --------------------------------
   Name:  Steven J. Pischel
   Title: Vice President


                                       -3-